UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1596

FPA CAPITAL FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA		90064
(Address of principal executive offices)		(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:	310-473-0225

Date of fiscal year end:	MARCH 31

Date of reporting period:	SEPTEMBER 30, 2008

Item 1. Report to Stockholders.

FPA Capital Fund, Inc.

Semi-Annual Report

September 30, 2008

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

50902

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

This Semi-Annual Report covers the six-months ended September 30, 2008. Your Fund's net asset value (NAV) per share closed at $33.67. A $0.22 income dividend and a $0.01 long-term capital gains distribution were paid on July 7, 2008 to holders of record on June 30.

The following table shows the average annual total return for several different periods ended on that date for the Fund and comparative indices of securities prices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

	Average Annual Total Return
	1 Year	5 Year	10 Year	15 Year	20 Year	6/30/1984 Inception
FPA Capital Fund, Inc. (NAV )*	-13.33%	7.43%	11.73%	13.40%	14.50%	15.48%
FPA Capital Fund, Inc. (Net of Sales Charge)**	-17.88%	6.28%	11.13%	12.99%	14.19%	15.22%
Lipper Mid-Cap Value Fund Average	-22.32%	7.71%	9.38%	9.72%	10.30%	N/A
Russell 2000	-14.48%	8.15%	7.81%	8.23%	9.47%	9.93%
Russell 2500	-17.99%	8.12%	9.04%	9.66%	10.89%	11.70%
Standard & Poor's 500 Stock Index	-21.98%	5.17%	3.06%	8.40%	9.94%	11.45%

The Fund's six-month total return, which includes both the changes in NAV and the reinvestment of distributions paid, was -8.06%*. This compares with total returns of -9.58% for the Lipper Mid-Cap Value Fund Average, -0.54% for the Russell 2000, -5.43% for the Russell 2500 and -10.87% for the S&P 500. On a calendar year-to-date basis, these same comparisons are -7.73%* for FPA Capital Fund, -18.11% for the Lipper Mid-Cap Value Fund average, -10.38% and -14.29% for the Russell 2000 and 2500, and -19.29% for the S&P 500.

Commentary

This shareholder letter will be a long and difficult one for you to read but we hope that it will provide both insight and confidence as to how we are managing your investment through this chaotic stock market and economic period, so please have the patience to persevere. It was also a very challenging letter for us to write. The letter will be in five parts: a discussion of your Fund's performance during the reporting period; some highlights of what has taken place in your Fund subsequent to the reporting period; an Outlook section; a detailed discussion of the credit crisis and what we believe it means; and finally, comments from Dennis Bryan and Rikard Ekstrand.

Fund Performance

To say this has been a difficult stock market would be an understatement. In a word, the stock market's performance has been terrible and has gotten worse since September 30. For the six-month period ended September 30, your Fund underperformed both the Russell 2000 and the Russell 2500 while outperforming the Lipper Mid-Cap Value Fund Average and the S&P 500. We believe the performance of the Russell indexes was hugely impacted by the federal government's action to eliminate short-selling in a large number of financial service stocks. Many investors, such as hedge funds and mutual funds, were forced to immediately cover their short positions and thus, their actions drove these stocks higher. As an example, the KBW Bank Index rallied almost 16% on the closing day of the quarter. We do not condone this governmental interference since it works to lessen confidence in the proper functioning of our capital market system. Given that financial service stocks have large representations in both of the Russell indexes, this action helped to positively skew their respective quarterly performances. Your Fund was not a beneficiary of this trend since, for the better part of four years, we argued that we believed there were high risks buried within the balance sheets of financial-service companies and, thus, we carried the smallest exposure to this sector in the history of the Fund as well as my investment career. This is not an excuse but just a clarification of how actions taken, that have no fundamental economic justification, can and do affect

*  Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown.

**  Reflects deduction of the maximum sales charge of 5.25% of the offering price.

performance results. Expanding the performance measurement period to a calendar year-to-date ended September 30 conveys a different picture. The paragraph below the table on page 1 details how your Fund outperformed all of the performance comparisons by significant margins for the nine-month period.

Your Fund's performance was hurt by the stock market's broad-based decline. Many of our energy, technology and consumer stocks fell more than the averages did. For example, Patterson-UTI Energy and the Rowan Companies were our worst-performing energy holdings, with declines of 24% and 26% for this measurement period and this negative performance continued into the month of October with additional declines of 33% and 41%, respectively. In neither of these cases do we think these declines are warranted and, with their solid balance sheets and market positions, we are confident they will not only recover but prosper in the future. We added to these holdings in October. Consumer-related stocks Circuit City and Fleetwood Enterprises were the portfolio's worst performers. On the plus side, four of the top five performing holdings were in retail with positive returns between 21% and 37%. It was a wild market.

A review of the Major Portfolio Changes shows that we were very active on the sell side. Five holdings were reduced while three were eliminated. Of the holdings reduced, more than half the proceeds came from reductions in our energy holdings Ensco International, Patterson-UTI and Rowan Companies in response to skyrocketing energy prices. We eliminated our long-time consumer holdings Ross Stores and Thor Industries as well as Rent-A-Center. Ross Stores was one of the few stocks that set new all-time highs while we were selling it. We thought the other two consumer holdings should be sold also since they had held up considerably well while other consumer stocks were getting killed. The same thinking went into reducing our exposure to Zale Corporation.

Our selling reflected our increasing concern about the economic outlook, the growing credit crisis and rising redemptions. FPA Capital Fund has been under redemption since the beginning of 2007. Many of our former shareholders have disagreed with our strategy of holding extremely high levels of cash as a percentage of assets. During the September quarter, we had one relationship redeem $300 million because the Fund's large cash position was upsetting its asset allocation models that they use for their clients. This means that, if the Fund is not nearly fully invested, the amount of their clients' assets allocated to stocks would be less with the use of our Fund. We explained to them that their asset allocation model was not a consideration in our investment thinking. The primary issue we consider is the best strategy that we should deploy in the management of your Fund. Given that we carried at least 40% in short-term liquidity (cash), the Fund was not disrupted by these redemptions. We were also able to sell into market strength in May and June to raise additional funds.

Among our holdings, we have had some very bad experiences. Circuit City and Fleetwood Enterprises have been the worst performers, with declines of 81% and 78% for this reporting period. We have been wrong about both of these companies. In the case of Fleetwood, the manufactured-housing industry never recovered from its depression. The one good thing we can say about our investment experience in the manufactured-housing industry is that it gave us a good education and insight into what might develop from a general economic credit crisis far in advance of our competition. Circuit City will be discussed by Dennis Bryan in his commentary section. If we take these two holdings and add in Coachmen Industries and DataPath and assume all file bankruptcy, which we do not believe will be the case, these four problem children currently represent 0.95% of the Fund's net assets. In other words, they are no longer significant. We continue holding them because we believe we will achieve better performance from here than if they were sold and the proceeds were held in cash. We use cash as the alternative because the Fund's cash position is 38%, so we do not need to sell them in order to acquire another stock.

Our remaining investments are in companies that we believe are financially strong to weather this credit storm. As of September 30, 2008, the Fund's P/E and P/BV (Price/Book Value) ratios were 9.1x and 1.4x, respectively. These are the lowest ratios in over 20 years and indicate that our holdings reflect very attractive valuations. By comparison, the P/E ratios of the Russell 2000 and the 2500 were 21.8x and 18.9x, while their P/BV ratios were 1.8x each. Our companies are much stronger financially, with a 19.7% Total-Debt/Total-Capitalization ratio, which compares quite favorably to the 40.0% and 44.1% for the Russell 2000 and 2500.

Actions taken subsequent to September 30, 2008

Stock prices continued to collapse after September 30 so that the year-to-date total returns for the S&P 500 and the Dow Jones Industrial Average are the worst since the 1930s. Stocks have been in a state of free fall, with October being among the most volatile months on record, as exemplified by the more than 100-point daily swings occurring in the Dow Jones Industrial Average. In response to collapsing share prices, we began to commit capital beginning on October 8 and since then we have spent approximately 22.5% of the Fund's September 30 liquidity or 8.6% of assets. This is the largest amount of capital we have deployed at any point in the last five years. Why did we begin buying on October 8? On October 7, Treasury Secretary Paulson for the first time commented that the U.S. Treasury would possibly have to deploy CAPITAL in the banking system. In our minds, this showed that the Federal Reserve and the U.S. Treasury were finally beginning to understand that the core issue of this crisis is CAPITAL deficiency and not LIQUIDITY—more on this later in the credit crisis commentary section. We began buying because the stocks we selected appeared to be discounting a very severe economic and stock market outlook with their depressed valuations. Initially, our purchases will likely show losses since we are buying into stock price weakness. Furthermore, our value screen of the nearly 10,000 companies in the Compustat database showed an explosion in the number of qualifying companies that rose to 447, the highest in over twenty years. In June of 2007, this number was 33—a record low number of qualifiers. Our conviction was enhanced by this positive outcome that this was an appropriate time to begin spending some of the Fund's long-held liquidity, plus the moths were getting pretty grumpy and tired from being cooped up in our coin purse for these past five years. They were yearning to fly free.

We added several new names, with a majority in the energy sector. We continue to view energy as a strategic area for investing and have communicated this idea to you over the last several years. The rapid decline in energy share prices affords us the opportunity to deploy capital into very attractively valued companies. We also added to some of our existing holdings while in the initial stages of establishing new positions in other industries. The companies selected have very strong balance sheets and are market leaders; therefore, we believe they will be survivors and thus, they will improve their competitive positions in this down cycle. After this round of purchases, we will slow the rate of acquisition for a period of time to assess how the stock market responds to recent governmental policy actions as well as what other policies might be implemented. We are not disclosing our purchases at this time since we do not want to inform our competition of exactly what we are doing. We will discuss these new holdings in greater detail in our next shareholder letter.

Outlook

The worst of this crisis still lies ahead, in our opinion. It will likely be driven by the increasingly severe economic contraction and we expect this contraction to be far worse than what the consensus economic forecast is anticipating. If we are correct, the Federal Reserve, the U.S. Treasury and the rest of the federal government will experience added stress.

Since the fourth quarter of 2007, we have argued that we were entering a recession and that it would be severe. Recent economic data appears to be confirming that we are in a recession and that it is getting much worse. The initial third-quarter real GDP report showed that consumer spending fell at a 3.1% annual rate. This was the sharpest decline since 1980 and the first drop in 17 years. The Conference Board's September Consumer Confidence Index tumbled 23.4 points to 38, the worst reading that has occurred since the index's records first began in 1967. This was the third-largest monthly decline on record. The devastation that has taken place in the consumer's net worth because of declines in home values and stock prices is unprecedented, other than during the Great Depression. In light of this, the only way for the consumer to begin to climb out of the financial hole that has been created by the collapse in his net worth is through actual saving. This means a lower level of consumption for a prolonged period of time. Earlier this year, before this latest phase of the credit crisis, we estimated that real GDP growth for the next five years was likely to fall to a low 2% annual growth rate from the 2.93% growth rate that took place between 2002 and 2007. This prior five-year period benefitted from the credit excesses that were available to consumers through lax lending standards that allowed consumption to rise from approximately 66% of GDP to 71%. This will not be the case over the next five years and, thus, we anticipate consumption returning to this prior level. This five-year growth expectation may prove to be optimistic, in light of the severity of impact on the economy from the credit crisis. For example, it is reasonably likely that the fourth-quarter nominal GDP report will actually show a negative growth rate. A negative nominal GDP decline has occurred only eleven times out of 244 reporting periods since the beginning of 1947. The last negative reading was the fourth quarter of 1990—a recession year that should prove to be milder than the current recession. We do not believe this potential negative outcome has been factored into investors' general expectations. Additionally, 2009 will likely be the first worldwide recession year since 1981-82—a view that is not shared by the consensus. Finally, this negative economic outlook should result in a severe hit to corporate profits. During this past economic expansion, corporate profit margins rose to all-time record highs that we believe were positively impacted by the credit excesses. A 40% decline would only get them back to an average margin level that was experienced during typical inventory recessions. This recession is not an inventory recession but rather a capital destruction recession. It is far worse. Again, we do not believe this view is reflected by the consensus. Earnings expectations for 2009 are much too optimistic, in our opinion.

In light of this negative outlook, we will be very measured and disciplined in our capital deployment. We believe we have had this crisis well measured, despite there being no textbooks or maps as to how to proceed. Future shareholder reports will detail the progress in our capital deployment strategy. The recent actions taken by us should put to rest the question that we have been constantly asked for nearly five years and that is, "When will you ever buy?" We believe our cautious attitude toward investing, as outlined in our "Slim Pickings" January 18, 2004 commentary, has been completely vindicated by recent events. Our strategy of holding elevated levels of short-term liquidity, as much as 46%, helped to protect your Fund. All the major averages have generated negative total returns since this commentary was written. This argument was first made in our March 31, 1998 shareholder letter, when the industry standard was that you had to be fully invested at all times since the holding of cash would penalize investment returns. This consensus view grew from the fact that returns on cash had underperformed the various stock-market index returns annually by 7 to 11 percentage points over the prior fifteen years. We did not believe this would be the case going forward. The results are in. For the period March 31, 1998 to October 31, 2008, the total returns for Russell 2000, the Russell 2500 and the S&P 500 were 4.9%, 3.1% and 0.4%, respectively, versus a 3.6% earned by investing in three-month Treasury bills. Your Fund achieved a 5.8% annual return and we believe we took far less risk than the market to earn this return. Our disciplined methodology of capital deployment should continue to serve our shareholders well.

Credit Crisis

Where to begin on this topic? This credit crisis is the worst of its kind since the Great Depression. During the past three years, we have tried to warn and detail what we thought might develop. This journey began with a discussion of a mortgage security backed by Alt-A mortgages in our September 30, 2005 FPA New Income shareholder letter. The negative credit trends that we saw developing raised the issue of unsound lending practices that might be taking place in the mortgage market. We followed this up by additional discussions on this topic. Our first ever Special Commentary section appeared in the March 2007 shareholder letter that detailed the excesses we believed were taking place in our financial system. Out of this letter was developed a speech I gave to the CFA Society of Chicago on June 28, 2007 entitled, "Absence of Fear." It details the risks and excesses in virtually every area of our financial system and concludes that "We see most investment sectors as providing little in the way of a margin of safety," and, "Investors/speculators, in all sectors of the investment universe, appear to be willing to engage in highly risky strategies or investments." This was followed up by "Credit Crisis" on January 22, 2008. In "Crossing the Rubicon," March 30, 2008, we stated that we believe "a new financial system is in the process of being created. This is the beginning of a new era." We also argued that, "The extraordinary actions taken by the Bernanke Federal Reserve reflect acts of desperation rather than long-term policy solutions." In essence, decisions are based upon expediency rather than well-reasoned long-term thinking. This type of thinking and action is what got us to this terrible place today. Finally, my associate, Steven Romick, wrote a wonderful commentary, "The Elephant(s) in the Room," September 23, 2008, that details the critical issue of the destruction of bank capital and how the new salvation of the $700 billion "rescue/bailout" program does not address this issue. All of these commentaries may be found on our website at www.fpafunds.com under Latest News. They are a good source for better understanding of what is taking place today in this crisis.

This rehash of history demonstrates that a potentially serious crisis has been in our thinking for several years and, thus, we believe we have a very good basis to evaluate, criticize and estimate what the likely outcome may be. Since the middle of last year, our opinion has been that the Federal Reserve and the U.S. Treasury Department did not understand the nature and size of the challenge they were facing. We argued that the issues developing in subprime and Alt-A mortgage-backed securities were more akin to canaries in the financial industry coal mine. When they died, instead of seeing a serious problem in the financial system, they thought they just had sick canaries. Both the Fed and Treasury viewed the developing crisis as one of being a liquidity crisis rather than a capital crisis. We were of the view that the demise of the structured-finance market would lead to a shift to the left in the supply curve of credit and thus, for any price level for credit, the supply provided would be less. The collapse of the structured-finance market would hammer the valuation of these types of securities and, thus, serious charge-offs were in order for institutions that held them. The destruction of capital within our banks and insurance companies would lead to a lending contraction of the first order. In our opinion, both the Fed and Treasury were addressing the symptoms of the disease, Liquidity, rather than the disease itself, Capital Destruction. All of the newly developed programs by these two organizations have been about restoring liquidity to the system. Until the capital destruction question was addressed, we viewed these new programs as haphazard, ad hoc and likely to be ineffective. The July $200-billion backstop program to support both Fannie Mae and Freddie Mac again reflected questionable thinking by both these organizations as well as Congress.

The core issue is that bad loans were made to individuals and other borrowing entities that cannot support them with their current income, and the underlying asset values have declined below the amount of debt owed. All actions taken to date have been about delaying or obfuscating this issue rather than dealing with a classic debt deflation problem. We view the actions taken as being short-term oriented as well as expedient and that they will most likely prove costly in the long run. Until these questionable assets are allowed to clear at market values, we will travel a long and arduous path to economic recovery.

Since August of last year, nearly $360 billion of private sector capital has been thrown at troubled financial institutions in the U.S. and $688 billion worldwide, according to Bloomberg's October 31, 2008 estimate. What is so disappointing is that nearly all of these capital infusions are at a loss. Private sector capital has become quite scarce because there is no confidence in counterparty balance sheets; therefore, the federal government is attempting to ride to the rescue. The newly enacted $700 billion Troubled Asset Relief Program (TARP) is another attempt to address liquidity issues while beginning to bolster capital in our banking system. $250 billion of this total is to be invested in a number of banking institutions of varying size through 5% senior preferred stock. Unfortunately, we are of the opinion that the TARP, as presently designed and being implemented, has serious and fundamental flaws. It was crafted under extreme financial and political pressures that do not lend themselves to a holistic approach in dealing with the crisis. Among the flaws we see is that there are no requirements that this cheap capital be lent out. It is implied but not legally required. Those that are accessing this program do not have to cut or eliminate paying dividends to their shareholders. In our opinion, if banks or other financial institutions believe they have to access government capital, dividends should not be paid out to shareholders so as to accelerate the rebuilding of financial institutions' capital. If they do not like this feature, let them go to the public market for capital. It will be far more costly. Will this new capital attract private capital? This is a key question that revolves around trust and confidence in financial statements. At present, there is virtually no confidence in financial-company balance sheets. At one point this year, both Fannie Mae and

Freddie Mac were said to have sufficient capital and access to capital by regulators, various politicians and administration officials. We were of a different opinion since we placed both of these companies on our restricted list for purchase of their debt securities more than two years ago. On October 29, Fannie Mae took a valuation allowance that wiped out $20.6 billion of its $47-billion regulatory capital as of June 30. Several transactions have taken place in the banking sector where the companies were acquired at a small fraction of their stated equity value. For the Treasury and the Fed to attract large levels of private capital, we believe a new template must be created. We thought a possible template might be in the form of the Citigroup Inc. acquisition agreement with Wachovia Corp. The potential losses on Wachovia's balance sheet were to be capped at $42 billion by the government, while the government would co-invest $12 billion in a preferred stock with Citigroup raising an additional $10 billion in new capital. Citigroup could raise this new capital since new investors would have a better idea of the potential risks. This transaction did not go through because Wells Fargo & Co. made a higher offer after a tax rule was changed that made it more attractive for Wells Fargo to bid for Wachovia. At this time, we do not know what the relative long-term merits are of one strategy over the other. We do believe that if we do not see material downward movement in credit spreads and the deployment of new private capital into the banking system shortly, the TARP will likely prove inadequate and, thus, we could face a new phase in the credit crisis. Furthermore, we are of the opinion that the problem loans that reside in our economic system could be as high as $2 trillion, while we have seen other estimates that run as high as $2.8 trillion. Should this estimate prove to be accurate, will the TARP be sufficient? We do not know.

Both the Treasury and the Fed have moved to secure other areas of the financial system by temporarily guaranteeing money-market mutual funds, creating a $600-billion commercial paper purchase program, partially guaranteeing bank debt for a period of time, providing back-up guarantees of $300 billion to our Government Sponsored Enterprises (GSE), purchasing 79.9% of American International Group and now reformulating a prior plan that will increase the government's cash contributions from $83 billion to more than $160 billion, and increasing FDIC insurance to $250,000 per account until January 1, 2010. The array of actions taken by the Fed and Treasury has been nothing short of stunning. Our most negative scenario never envisioned all of these actions.

What do all these new funding, guaranteeing, capital injections mean to us? We are unsure what the long-term consequences of these actions will be. We do know that once the genie is let out of the bottle, it is very difficult to get him to go back into the bottle. Once we have guaranteed money-market funds, provided public-sector funding for commercial paper, made direct investments into various types of financial institutions and "temporarily" increased the FDIC deposit guarantee to $250,000, how do we return back to a market-based economy? Once you go down this road, the markets know that in the future, if there is a problem, the government will ride to the rescue. This template is personified with what took place in September when the federal government placed both Fannie Mae and Freddie Mac into a conservatorship. We were told for years that these were independent private companies that had a limited line of credit to the U.S. Treasury. Once they got into trouble, they were "too big to fail" and now their more than $1.7 trillion in corporate debt and more than $5 trillion in mortgage-backed securities are effectively guaranteed by the federal government. These are two good examples of the unsound concept of privatizing profits while socializing risk. There is no question that large segments of our financial services industry have been socialized or partially nationalized, depending upon your choice of words. All of these programs require the U.S. government to either issue substantially more Treasury debt or have the Federal Reserve print more money. We estimate that Treasury borrowings have the potential to increase, over the next twelve months, by $1.5 to $2 trillion above what would have been scheduled to be borrowed. These borrowings would be in addition to an escalating budget deficit that may rise to $1 trillion in 2009 because of declining tax receipts and a fiscal stimulus plan that could be in the range of $250 to $350 billion. Hopefully, the new stimulus plan will be much better designed than this year's plan, which accomplished very little. What will be the impact from this huge increase in borrowing upon interest rates? We do not know other than the yield curve may end up being steeper and thus, intermediate and longer term yields remain elevated. In addition to the increase in debt borrowing, the Federal Reserve's balance sheet has grown from $800 billion, in the middle of September, to $1.8 trillion, by the third week in October. At the current pace of growth, along with the addition of the newly announced liquidity support programs, within the next 60 days we could witness its balance sheet rising to $3 trillion. A large portion of this increase will be funded by the printing of money.

To say that we are concerned about these trends is a gross understatement. In the short run, one to two years, we anticipate disinflation or in some economic segments, deflation. What concerns us is the period that covers three to ten years from now. We believe that inflation will be a more significant issue than is currently anticipated by the consensus and, thus, this poses a potentially serious risk to our financial system. Currently, it appears this risk is not much of a concern to the various sectors of government or to the financial markets. Their primary concern is "how do we get the economy out of this mess, and don't worry about what will take place beyond the near term." During the last thirty years, it has been this type of short-term thinking that has led to this predicament. At First Pacific Advisors, we worry about a longer-term horizon, as exemplified by our commentaries on our website and in our shareholder letters and, thus, we were in a good position to weather this crisis effectively. Our concern is for the future generations of Americans that will be forced to pay a high price for the unsound financial practices currently taking place. Unless spending is brought under control at all levels of government and the American public relearns what it is to be financially prudent, this nation will likely face a difficult and volatile future. We are hopeful but highly concerned.

As a highly ethical fiduciary, we will invest the assets that you have entrusted to us in a conservative and disciplined manner. We will not buy government or corporate securities unless we are amply rewarded for the risks we perceive we are taking. With these closing comments, Dennis Bryan and Rikard Ekstrand will convey their thoughts.

Dennis Bryan Commentary

During these turbulent economic times, it is helpful to remind shareholders of our investment philosophy and what guides us as managers to allocate the Fund's capital. To refresh everyone's memories, our investment philosophy is to buy market-leading companies, which have a history of generating reasonable profits, have a strong management team, and are trading at an absolute, not a relative, cheap valuation based on normalized earnings. For the last couple of years, the Fund's cash level was substantially higher than at any time over the previous two decades. Beyond the macro-economic problems which we have discussed in our prior letters over the last two years or so, the four investment criteria outlined above were not present and, therefore, we husbanded the cash until better valuations appeared in the market.

After the recent 30-40% decline in the various stock market indices, we are now getting the opportunity to deploy capital in modest amounts for the first time in over five years. While we expect continued high volatility for the remainder of the year, with sharp increases and declines in daily stock prices, more companies' valuations are now reflecting some of the downside risks we have been discussing over the last couple of years. However, despite the huge price declines we have all witnessed over the last few weeks, we would not expect to be fully invested until we see more evidence that the fundamentals of businesses are stabilizing and that our downside risk is well compensated for in the share price of the individual investments we make. Thus, we are more willing today than in the previous five years to allocate capital to companies that meet our very strict investment requirements, now that valuations have dropped more than 40% for many companies, but the pace at which we deploy the portfolio's capital will be measured.

An investment that undoubtedly has been a mistake, and that we added to in the third quarter, was Circuit City (CC). The stock declined approximately 74% in the third quarter to $0.75. CC is the second-largest independent, consumer electronics retailer in the United States. The company operates roughly 650 superstores in the U.S., averaging approximately 30,000 square feet in size, which produce annual sales of over $11 billion. The company also has 800 smaller stores in Canada, each with approximately 2,000 square feet, which generate approximately $500 million of annual sales. The core U.S. stores sell audio, video, and home office products, entertainment software, and related installation and services.

We were initially attracted to Circuit City because the company offered the opportunity to substantially improve their profit margins and generate excellent earnings growth as those margins expanded. CC's valuation looked inexpensive when measured by its sales and "normalized" profitability. We also believed that the stock had a good downside protection, at the time of our initial investment, because the company's balance sheet was not levered with any "net" bank or public debt. At the time of our purchase, CC's operating profit margin was roughly 1% and we believed that the company could achieve at least a 3% margin once management improved the operating performance of the company.

Clearly, we have been wrong about CC and its ability to turn around the business. The company's recently filed Chapter 11 bankruptcy reorganization should allow CC to substantially reduce its high fixed-cost lease agreements for hundreds of stores and close stores that are not economical at even below-market rental rates. The company also secured a $1.1-billion debtor-in-possession (DIP) bank agreement that will help fund a large portion of its inventory needs. It is remarkable that CC was able to secure such a large DIP agreement amidst the worst credit crisis in the last seventy-five years. The banks providing the DIP financing likely feel confident that CC's problems are not related to being too levered with obsolete inventory, but to high operating costs that can be more easily reduced with a well-structured reorganization plan.

The DIP financing should give vendors the confidence to continue shipping products to the company, which is very important for the long-term survival of Circuit City. Vendors to CC should be more confident because the DIP financing is unusually large in that it covers roughly two-thirds of all CC's inventory on hand at the end of the second quarter, and CC has no other outstanding secured debt. Thus, CC is not highly levered, but merely in need of reducing or eliminating its high-cost real estate and other operating expenses to be more competitive with Best Buy, HHGregg, and other retailers selling consumer electronic products. At the current price, we view the stock's valuation as a cheap option for any possible profit recovery and, thus, we intend to hold on to our shares.

An investment that has performed well this year and over the last quarter is Foot Locker (FL). Through the end of September, FL is up over 18% for the year and appreciated nearly 30% in the third quarter. Foot Locker is the largest U.S. athletic footwear retailer and it also has a large presence in Europe. FL has performed well this year because it is taking a much more aggressive stance on its net inventory owned position and, thus, is generating more free cash flow this year than last year. For example, through the end of the company's most recent second quarter, ending in July, the company generated $80 million of cash flow after capital expenditures versus a negative $30 million for the same period a year ago.

Nonetheless, we believe that FL and other consumer discretionary stocks will be challenged to produce good profitability over the near term and, hence, at the right valuation we would look to reduce our position. This is consistent with other portfolio changes we have made this year. Namely, this year we eliminated Rent-A-Center (RCII) and two very long-term holdings in Thor Industries (THO) and Ross Stores (ROST). Both THO and ROST were investments the Fund owned for over fifteen years and produced substantial returns for the portfolio over that time. It is our challenge to find the next THO and ROST for the Fund's portfolio, and we will strive to achieve this goal with the same determination that initially led us to invest in these great companies.

Rikard Ekstrand Commentary

Additions to the Oil Service and Oil and Gas Exploration and Production Segments

We believe the long-term fundamentals for the oil and gas exploration and the oil service sectors are favorable, which is why combined they constitute our largest investment area. Over the last four decades, worldwide oil consumption has virtually doubled from 45 million barrels per day in 1970 to 86 million barrels today. Discoveries have been going the opposite direction. Despite continually improving discovery techniques, including 2D seismic, 3D seismic, and diamond bore technologies, global discoveries have declined from 60 billion barrels per year, during the peak years of the 1960s, to around 10 billion today. Thus, after five decades of significant improvements in technology and understanding of where oil is, we are now finding a fraction of what we found five decades ago. The easy and large finds were discovered first, leaving the smaller, less prolific producers to be discovered later.

Due to the declining discovery trend, we are now relying on old fields for the majority of our supply. Eighty percent of global oil production today comes from fields discovered before the 1970s, according to 13D Research. How fast these older fields are depleted is critical when assessing future production levels. To study the impact of depletion, the U.S. is one of the best case studies. Depletion of the U.S. oil reserves was first signaled by the drop in yield to exploration in 1940, as measured by barrels per foot drilled. But with enhanced technology, oil production kept growing for another 30 years despite a deceleration in yields. Then the inevitable happened, production peaked in 1970 and it has declined ever since. We believe the U.S. is a good precursor for the global arena. According to Colin Campbell, a retired oil geologist, regular conventional oil production has been falling globally by 1.8% per year since 2005. Regular conventional oil, which excludes heavy, deepwater and polar oil and natural gas liquids, accounts for more than three quarters of all oil and natural gas liquids produced today.

The evidence from large fields such as the Mexican Cantarell Field seems to support this data. The Cantarell Field was discovered 32 years ago in 1976. Five years later it produced 1.16 million barrels, and kept that production with a slow decline rate until year 2000, when a nitrogen injection project started. This brought production to 2.1 million barrels per day in 2003, at which time it ranked as the second-largest producing field in the world behind the Ghawar Field in Saudi Arabia. Then the decline started setting in, such that today the field has declined more than 50% from its 2003 production level to less than 1 million barrels per day. The reason for this rapid decline was the decision to use secondary and tertiary recovery techniques to drive production higher. When the pressure in the field started to drop, the ensuing decline in production was a lot sharper had these techniques not been used. We believe decline rates around the world will continue to increase as production in major fields is mature and many are already declining sharply, including the North Sea, Russia and Alaska fields. In a recent article by the Financial Times, the International Energy Agency confirms this view when it reports that global decline rates in existing oil fields has now reached a current level of 9.1%. This compares with a decline rate in the 5-6% range, according to executives in the business, less than a decade ago. This acceleration is likely due to the temporary propping up of production via the use of secondary and tertiary production techniques, like in the Cantarell Field. We believe this will drive oil prices higher over time.

Another set of data points come from the oil companies themselves. Ultimately, it is the marginal producers that set the price. According to Total, the French oil company, its heavy oil projects in Canada require an oil price of $90 a barrel to deliver an internal rate of return of 12.5% and its deepwater projects off Angola require $70. With deepwater production and heavy oil projects needed to offset production declines in regular conventional oil, prices need to stay above these thresholds to incent marginal production.

Because of this outlook, we recently began adding to several existing oil service positions, and started purchasing several new oil service companies at what we believe are depressed valuations. The oil service companies we are purchasing are selling at 25-40% of our estimated replacement values, at 4-6x trailing earnings, and at 3-4x trailing cash flows. Their balance sheets are strong with low debt to capital ratios and, in several cases, net cash on the balance sheets. The price to replacement value for these companies today is similar to when oil prices traded down to $10/barrel in 1999, and below the price to replacement values we saw in 2001, when oil prices went to $18/barrel. For the reasons discussed, we think it is a low probability that we'll see future oil prices at their levels of 1999 and 2001. If oil prices drop to the levels experienced in 1999 or 2001, cutbacks in spending by exploration and production companies, combined with the natural reduction in production due to high decline rates in existing fields, should act as a natural balancing mechanism and bring prices back up. We believe we have a large margin of safety built in at the valuations we are purchasing these companies, and that they are discounting a large decline in oil prices from the current level of $60/barrel.

We also recently began purchasing several oil and gas exploration and production companies that we have been following for a decade. We have been waiting many years for them to come down to valuations that make them attractive even in a low commodity price environment. This is now happening, and several exploration and production companies are back to the price levels they experienced in 2001, when oil and natural gas prices were one third the current level. We believe we are purchasing these companies at significant discounts to their underlying values, which we think will protect us in case oil and natural gas prices drop substantially from here.

We hope this extended shareholder letter helps you better understand the nature and complexities taking place in this credit crisis and what actions we have taken in the management of your Fund. We thank you for your support, patience and trust during these challenging times.

Respectfully submitted,

Robert L. Rodriguez
President and Chief Investment Officer

Dennis M. Bryan
Vice President and Portfolio Manager

Rikard B. Ekstrand
Vice President and Portfolio Manager

November 10, 2008

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

PORTFOLIO SUMMARY

September 30, 2008

Common Stocks		61.9%
Oil Field Services	20.9%
Retailing	12.5%
Technology	9.9%
Oil & Gas Exploration	6.0%
Industrial Products	4.5%
Financial	3.7%
Consumer Durables	2.3%
Consumer Non-Durables	1.6%
Defense	0.5%
Short-Term U.S. Government Securities		16.5%
U.S. Agency Securities		10.8%
Short-Term Investments		10.8%
Other Assets and Liabilities, net		0.0%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended September 30, 2008

	Shares
NET PURCHASES
Common Stocks
Circuit City Stores, Inc.	776,000	shs.
NET SALES
Common Stocks
ENSCO International Inc.	181,800	shs.
Patterson-UTI Energy, Inc.	198,300	shs.
Rent-A-Center, Inc. (1)	1,309,200	shs.
Rowan Companies, Inc.	83,300	shs.
Ross Stores, Inc. (1)	1,487,400	shs.
Thor Industries, Inc. (1)	486,800	shs.
Trinity Industries, Inc.	104,050	shs.
Zale Corporation	1,147,500	shs.

(1) Indicates security eliminated from portfolio

PORTFOLIO OF INVESTMENTS

September 30, 2008

COMMON STOCKS	Shares	Value
OIL FIELD SERVICES — 20.9%
Atwood Oceanics, Inc.*	386,200	$14,057,680
ENSCO International Inc.	2,150,000	123,904,500
Patterson - UTI Energy, Inc	3,774,000	75,555,480
Rowan Companies, Inc.	2,291,000	69,990,050
		$283,507,710
RETAILING — 12.5%
Charming Shoppes, Inc.*,†	7,500,000	$36,675,000
Circuit City Stores, Inc.*	5,636,000	4,227,000
Foot Locker, Inc.	3,047,400	49,245,984
RadioShack Corporation	1,116,400	19,291,392
Signet Jewelers Ltd.	1,435,155	33,553,924
Zale Corporation*,†	1,057,500	26,437,500
		$169,430,800
TECHNOLOGY — 9.9%
Arrow Electronics, Inc.*	1,885,000	$49,424,700
Avnet, Inc.*	3,152,600	77,648,538
Western Digital Corporation*	292,000	6,225,440
		$133,298,678
OIL & GAS EXPLORATION — 6.0%
Rosetta Resources, Inc.*,†	4,455,800	$81,808,488
INDUSTRIAL PRODUCTS — 4.5%
Trinity Industries, Inc.	2,340,300	$60,215,919
FINANCIAL — 3.7%
Horace Mann Educators Corporation	630,100	$8,109,387
Mercury General Corporation	763,900	41,823,525
		$49,932,912
CONSUMER DURABLES — 2.3%
Champion Enterprises, Inc.*,†	4,451,600	$24,706,380
Coachmen Industries, Inc.*,†	859,000	1,417,350
Fleetwood Enterprises, Inc.*,†	4,627,600	4,720,152
		$30,843,882
CONSUMER NON-DURABLES — 1.6%
American Greetings Corporation	1,407,800	$21,525,262
DEFENSE — 0.5%
Datapath, Inc.*,**,†	4,100,000	$6,150,000
TOTAL COMMON STOCKS — 61.9% (Cost $784,133,552)		$836,713,651

PORTFOLIO OF INVESTMENTS

September 30, 2008

COMMON STOCKS — Continued	Principal Amount	Value
SHORT-TERM U.S. GOVERNMENT SECURITIES — 16.5%
U.S. Treasury Bill — 1.85% 03/05/09	$200,000,000	$198,923,620
U.S. Treasury Bill — 1.55% 03/19/09	25,000,000	24,848,605
TOTAL SHORT-TERM U.S. GOVERNMENT SECURITIES (Cost $223,311,851)		$223,772,225
U.S. AGENCY SECURITIES — 10.8%
Federal Home Loan Bank — 4.5% 2008	$70,150,000	$70,228,568
Federal Home Loan Bank — 4.75% 2009	50,000,000	50,388,000
Federal Home Loan Bank — 5.25% 2009	25,000,000	25,349,750
TOTAL U.S. AGENCY SECURITIES (Cost $145,565,674)		$145,966,318
TOTAL INVESTMENTS — 89.2% (Cost $1,153,011,077)		$1,206,452,194
SHORT-TERM INVESTMENTS — 10.8%
General Electric Capital Corporation — 1.75% 10/01/08	$49,295,000	$49,295,000
Federal Home Loan Bank Discount Note — 2.2% 10/09/08	49,369,000	49,344,864
Chevron Corporation — 2.25% 10/10/08	47,554,000	47,527,251
TOTAL SHORT-TERM INVESTMENTS (Cost $146,167,115)		$146,167,115
TOTAL INVESTMENTS — 100.0% (Cost $1,299,178,192)		$1,352,619,309
Other assets and liabilities, net — 0.0%		(516,016)
TOTAL NET ASSETS — 100.0%		$1,352,103,293

*  Non-income producing securities.

**  Restricted Security. This restricted security constituted 0.5% of total net assets at September 30, 2008. This security is illiquid and has been valued by the Board of Directors in accordance with the Fund's fair value procedures.

†  Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities during the six month period ended September 30, 2008.

Following is a summary of transactions in securities of these affiliates during the period.

	Purchases at Cost	Sales at Cost	Realized Gain/Loss	Dividend Income
Champion Enterprises, Inc.	—	—	—	—
Charming Shoppes, Inc.	—	—	—	—
Coachmen Industries, Inc.	—	—	—	—
Datapath, Inc.	—	—	—	—
Fleetwood Enterprises, Inc.	—	—	—	—
Rosetta Resources, Inc.	—	—	—	—
Zale Corporation	—	$25,801,903	$5,532,695	—

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2008

ASSETS
Investments at value:
Investment securities — at market value (identified cost $1,153,011,077 including $275,311,877 in securities of affiliates)	$1,206,452,194
Short-term investments — at amortized cost (maturities of 60 days or less)	146,167,115	$1,352,619,309
Cash		521
Receivable for:
Dividends and accrued interest	$2,133,314
Capital Stock sold	455,245	2,588,559
		$1,355,208,389
LIABILITIES
Payable for:
Capital Stock repurchased	$2,057,871
Advisory fees and financial services	934,421
Accrued expenses and other liabilities	112,804	3,105,096
NET ASSETS		$1,352,103,293
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 100,000,000 shares; outstanding 40,161,670 shares		$401,616
Additional Paid-in Capital		1,217,058,554
Undistributed net realized gain on investments		77,146,415
Undistributed net investment income		4,055,591
Unrealized appreciation of investments		53,441,117
NET ASSETS		$1,352,103,293
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$33.67
Maximum offering price per share (100/94.75 of per share net asset value)		$35.54

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Six Months Ended September 30, 2008

INVESTMENT INCOME
Interest		$8,870,199
Dividends		6,749,303
		$15,619,502
EXPENSES
Advisory fees	$5,802,226
Transfer agent fees and expenses	937,679
Financial services	888,804
Reports to shareholders	138,870
Insurance	63,750
Custodian fees and expenses	55,815
Registration fees	35,260
Directors' fees and expenses	33,935
Audit and tax fees	22,988
Legal fees	7,703
Other expenses	1,899	7,988,929
Net investment income		$7,630,573
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments:
Proceeds from sales of investment securities (excluding short-term investments with maturities 60 days or less)	$962,120,454
Cost of investment securities sold	884,969,456
Net realized gain on investments		$77,150,998
Change in unrealized appreciation of investments:
Unrealized appreciation at beginning of period	$258,461,326
Unrealized appreciation at end of period	53,441,117
Change in unrealized appreciation of investments		(205,020,209)
Net realized and unrealized loss on investments		$(127,869,211)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$(120,238,638)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2008		Year Ended March 31, 2008
CHANGE IN NET ASSETS
Operations:
Net investment income	$7,630,573		$30,372,535
Net realized gain on investments	77,150,998		146,158,122
Change in unrealized appreciation of investments	(205,020,209)		(316,828,328)
Change in net assets resulting from operations		$(120,238,638)		$(140,297,671)
Distributions to shareholders from:
Net investment income	$(10,667,437)		$(33,205,322)
Net realized capital gains	(484,883)	(11,152,320)	(197,302,471)	(230,507,793)
Capital stock transactions:
Proceeds from capital stock sold	$59,042,079		$204,952,201
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	10,010,563		208,451,860
Cost of capital stock repurchased*	(397,898,354)	(328,845,712)	(453,806,137)	(40,402,076)
Total change in net assets		$(460,236,670)		$(411,207,540)
NET ASSETS
Beginning of period		1,812,339,963		2,223,547,503
End of period		$1,352,103,293		$1,812,339,963
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of capital stock sold		1,587,579		4,942,027
Shares issued to shareholders upon reinvestment of dividends and distributions		261,783		5,416,196
Shares of capital stock repurchased		(10,880,735)		(11,382,761)
Change in capital stock outstanding		(9,031,373)		(1,024,538)

*  Net of redemption fees of $24,828 and $54,180 for the periods ended September 30, 2008 and and March 31, 2008, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended September 30,	Year Ended March 31,
	2008	2008	2007	2006	2005	2004
Per share operating performance:
Net asset value at beginning of period	$36.84	$44.28	$44.99	$41.31	$38.97	$24.86
Income from investment operations
Net investment income	$0.18	$0.62	$0.69	$0.35	$0.05	$0.02
Net realized and unrealized gain (loss) on investment securities	(3.12)	(3.38)	2.34	6.98	3.77	14.44
Total from investment operations	$(2.94)	$(2.76)	$3.03	$7.33	$3.82	$14.46
Less distributions:
Dividends from net investment income	$(0.22)	$(0.67)	$(0.63)	$(0.26)	— *	$(0.02)
Distributions from net realized capital gains	(0.01)	(4.01)	(3.11)	(3.39)	$(1.48)	(0.33)
Total distributions	$(0.23)	$(4.68)	$(3.74)	$(3.65)	$(1.48)	$(0.35)
Redemption fees	— *	— *	— *	— *	— *	— *
Net asset value at end of period	$33.67	$36.84	$44.28	$44.99	$41.31	$38.97
Total investment return**	(8.06)%	(6.45)%	7.37%	18.33%	10.04%	58.29%
Ratios/supplemental data:
Net assets at end of period (in $000's)	$1,352,103	$1,812,340	$2,223,548	$2,288,597	$1,744,742	$1,340,108
Ratio of expenses to average net assets	0.92%†	0.88%	0.86%	0.83%	0.85%	0.83%
Ratio of net investment income to average net assets	0.88%†	1.46%	1.58%	0.83%	0.13%	0.06%
Portfolio turnover rate	1%†	18%	18%	26%	16%	20%

*  Rounds to less than $0.01 per share

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended September 30, 2008 is not annualized.

†  Annualized

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2008

NOTE 1 — Significant Accounting Policies

FPA Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund's primary investment objective is long-term capital growth. Current income is a factor, but a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

Securities listed or traded on a national securities exchange are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Securities traded in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less at the time of purchase are valued at amortized cost which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

B.  Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $606,209,364 for the six months ended September 30, 2008. Realized gains or losses are based on the specific identification method. All of the amounts reported in the financial statements as of September 30, 2008 were the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at September 30, 2008 for federal income tax purposes was $223,727,481 and $170,286,364, respectively, resulting in net unrealized appreciation of $53,441,117. The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, on April 1, 2007. The implementation of FIN 48 resulted in no liability for unrecognized tax benefits and no change to the beginning net asset value of the Fund. As of and during the period ended September 30, 2008, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended before March 31, 2004 or by state tax authorities for years ended before March 31, 2003.

NOTE 3 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of

NOTES TO FINANCIAL STATEMENTS

Continued

this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.1% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 11/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the six months ended September 30, 2008, the Fund paid aggregate fees of $33,935 to all Directors who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the six months ended September 30, 2008, the Fund collected $24,828 in redemption fees, which amounts to less than $0.01 per share.

NOTE 5 — Distributor

For the six months ended September 30, 2008, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $8,860 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 6 — Disclosure of Fair Value Measurements

The Fund adopted Statement of Financial Accounting Standards No. 157 ("FAS 157"), Fair Value Measurements, on April 1, 2008. FAS 157 requires the Fund to classify its assets based on valuation method, using three levels. Level 1 investment securities are valued based on quoted market prices in active markets for identical assets. Level 2 investment securities are valued based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 investment securities are valued using significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of September 30, 2008:

Level 1 – Quoted prices	$1,054,335,876
Level 2 – Other significant observable inputs	292,133,433	*
Level 3 – Significant unobservable inputs	6,150,000
Total investments	$1,352,619,309

*  Includes $146,167,115 of short-term investments with maturities of 60 days or less that are valued at amortized cost.

The following table summarizes the Fund's Level 3 investment securities and related transactions during the six months ended September 30, 2008:

Beginning value 4/1/08	$11,480,000
Net unrealized depreciation	(5,330,000)
Ending value 9/30/08	$6,150,000

SHAREHOLDER EXPENSE EXAMPLE

September 30, 2008

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 31, 2008	$1,000.00	$1,000.00
Ending Account Value September 30, 2008	$919.40	$1,020.33
Expenses Paid During Period*	$4.43	$4.67

*  Expenses are equal to the Fund's annualized expense ratio of 0.92%, multiplied by the average account value over the period and prorated for the six-months ended September 30, 2008 (183/365 days).

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The following paragraphs summarize the material information and factors considered by the Board of Directors at a meeting held August 5, 2008, as well as their conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board considered information regarding the Adviser and its staffing in connection with the Fund, including the Fund's portfolio managers, the senior analysts supporting team, the scope of accounting, administrative, shareholder and other services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Board noted the experience, length of service and the outstanding reputation of the Fund's Portfolio managers; Robert Rodriguez, who has managed the Fund since 1984; Dennis Bryan, who has been with the Adviser since 1993; and Rikard Ekstrand, who has been with the Adviser since 1999. The Directors concluded that the nature, extent and quality of services provided by the Adviser have benefited and should continue to benefit the Fund and its shareholders.

Investment Performance. The Directors reviewed the overall investment performance of the Fund. They also received information from an independent consultant, Lipper Analytical Services, Inc. ("Lipper"), regarding the Fund's performance relative to a peer group of mid-cap value funds selected by Lipper (the "Peer Group"). The Directors noted the Fund's competitive long-term investment performance when compared to the Peer Group. They further concluded that the Adviser's continued management of the Fund should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Adviser Profitability; Economies of Scale and Sharing of Economies of Scale. The Directors were provided information by the Adviser to enable consideration of the Fund's advisory fees and total expense levels, as well as the overall profitability of the Adviser, the benefits to the Adviser from its relationship to the Fund, the extent to which economies of scale with respect to the management of the Fund, if any, would be realized, and whether the Fund is sharing, or will share, in those economies.

The Directors reviewed comparative information relative to fees and expenses for the mutual fund industry generally and for the Peer Group. The Directors noted that the Fund's fees and expenses were at the lower end of the range for the Peer Group. The Directors noted that the overall expense ratio of the Fund was also the lowest when compared to the Peer Group. The Directors noted that the fee rate charged to the Fund is currently lower than the fee rate charged by the Adviser on the other products managed in a similar style by the portfolio manager. The Directors concluded that the overall fee rate was reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser.

The Directors considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's assets and any economies of scale that may exist. The Directors expressed concern that the fee rate does not have any additional breakpoints. The mutual fund industry has trended toward funds having breakpoints in the advisory fee structure as a means by which to share in economies of scale as a fund's assets grow; however, not all funds have breakpoints in their fee structures. The Adviser indicated its belief that additional breakpoints currently were not appropriate for the Fund and that no meaningful income and expense forecasts for its business could be prepared given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth (or not) in the Fund's assets, all of which could negatively impact the Adviser. The Directors noted that the Adviser had not increased the fee rate charged to the Fund despite the Adviser's claims of increases in the Adviser's internal costs of providing investment management services to the Fund, in part due to administrative burdens and expenses resulting from recent legislative and regulatory actions such as Sarbanes-Oxley. According to the Adviser, such increased costs have included significant investments in analysts who assist with the management of the Fund, additions to administrative

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Continued

personnel and systems that enhance the quality of services provided to the Fund and the establishment of a full-time Chief Compliance Officer and his assistant. The Directors also noted that asset levels of the Fund are currently lower than they were three years ago, yet the Adviser has continued to make investments in personnel servicing the Fund.

Conclusions. The Directors determined that the Fund continues to benefit from the services of a highly experienced portfolio management team that has produced competitive long-term returns. In addition, the Directors agreed that the Fund continues to receive high quality accounting, administrative, shareholder and other ancillary services from the Adviser. The Directors acknowledged that there is no uniform industry methodology to measure or apply economies of scale. The Directors determined that the Fund's expense ratio, the overall profitability of the Adviser, and the sharing of economies of scale with the Fund are fair and reasonable under the current circumstances. In reaching their conclusions, the Directors acknowledged that the fees and expenses of the Fund are clearly disclosed in the Fund's prospectus, in all reports to Fund shareholders and in industry research databases such as those maintained by Lipper and Morningstar, and that the Fund's shareholders have ready access to other funds with different strategies, fees and expenses and can redeem at any time if they feel the Adviser does not add fair value for the fees and expenses charged. The Directors also stated their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, the Directors determined to approve the continuation of the current advisory agreement for another one-year period ending September 30, 2009.

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (73)*	Director & Chairman† Years Served: 10	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Alfred E. Osborne, Jr. – (63)*	Director† Years Served: 8	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	3	Investment Company Institute, Wedbush, Inc., EMAK, and Heckmann Corporation.

Patrick B. Purcell (65)*	Director† Years Served: 2	Retired. Formerly Consultant from March 1998 to August 2000, and Executive Vice President, Chief Financial Officer and Chief Administrative Officer from 1989 to March 1998, of Paramount Pictures.	3	The Ocean Conservancy and The Motion Picture and Television Fund

Lawrence J. Sheehan – (76)*	Director† Years Served: 17	Retired. Formerly partner (1969 to 1994) and of counsel employee (1994-2002) of the firm of O'Melveny & Myers LLP.	6

Robert L. Rodriguez – (59)	Director† President & Chief Investment Officer Years Served: 24	Chief Executive Officer of the Adviser.	2	FPA Fund Distributors, Inc.

Dennis M. Bryan – (47)	Vice President & Portfolio Manager Years Served: 12	Partner of the Adviser since 2006. Formerly Vice President of First Pacific Advisors, Inc. from 1993 to 2006.

Rikard B. Ekstrand – (43)	Vice President & Portfolio Manager Years Served: 1	Partner of the Advisor since 2006. Formerly Vice President of First Pacific Advisors, Inc. from 1999 to 2006.

Eric S. Ende – (64)	Vice President Years Served: 23	Partner of the Adviser since 2006. Formerly Senior Vice President of First Pacific Advisors, Inc. from 1983 to 2006.	3

J. Richard Atwood – (48)	Treasurer Years Served: 11	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (51)	Chief Compliance Officer Years Served: 13	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (53)	Secretary Years Served: 25	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

E. Lake Setzler – (41)	Assistant Treasurer Years Served: 2	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

†  Directors serve until their resignation, removal or retirement.
*  Audit Committee member
Additional information on the Directors is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

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FPA CAPITAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8115

30 Dan Road
Canton, MA 02021-2809

(800) 638-3060
(617) 483-5000

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

TICKER: FPPTX
CUSIP: 302539101

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Capital Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

The Fund's complete proxy voting record for the 12 months ended June 30, 2008 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's web site at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.                    Code of Ethics.  Not Applicable to this semi-annual report.

Item 3.                    Audit Committee Financial Expert.  Not Applicable to this semi-annual report.

Item 4.                    Principal Accountant Fees and Services.  Not Applicable to this semi-annual report.

Item 5.                    Audit Committee of Listed Registrants.  Not Applicable.

Item 6.                    Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                    Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.                    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                  Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                  Controls and Procedures.

(a)           The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA CAPITAL FUND, INC.

By:	/s/ ROBERT L. RODRIGUEZ
Robert L. Rodriguez, President
(Principal Executive Officer)

Date: December 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA CAPITAL FUND, INC.

By:	/s/ ROBERT L. RODRIGUEZ
Robert L. Rodriguez, President
(Principal Executive Officer)

Date: December 5, 2008

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date: December 5, 2008